Exhibit 99.1

CHINA EDUCATION ALLIANCE, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Committee is established by the Board of Directors primarily for the purpose of overseeing the accounting and financial reporting processes of China Education Alliance, Inc. (the “Company”) and audits of the financial statements of the Company.

The Committee is responsible for assisting the Board’s oversight of (1) the quality and integrity of the Company’s financial statements and related disclosure, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditors and internal controls.

Composition

1.	Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than two members. The members of the Committee shall be appointed annually by the Board.

2.	Qualifications. Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and applicable regulatory authority. A majority of the Committee’s members must have past experience in finance or accounting, professional certification in accounting, or any other experience or background giving rise to financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior corporate officer with financial oversight responsibilities. At least one member of the Committee must meet the applicable Securities and Exchange Commission definition of financial expert. A Committee member shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such Committee member to serve effectively on the Committee.

3.	Chair. The Chair of the Committee shall be appointed by the Board. The chairperson will rotate at least once every eight years with the chairperson of the Compensation Committee or the Nomination Committee of the Company, subject to the discretion of a majority of the independent directors of the Board, which may vote to allow an individual to remain the chairperson of a committee for such longer time as it determines to be in the best interest of the Company and its shareholders. The first such rotation shall occur no later than 2014.

4.	Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board.

Operations

1.	Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least four times per year. The Committee shall meet separately, periodically, with management, the Compliance Officer, the external/internal counsel, the internal auditors and the independent auditor. The Committee shall also meet separately with the independent auditor at every meeting of the Committee at which the independent auditor is present.

2.	Agenda. The Chair of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting (at least 3 days before the intended date of a meeting) to permit meaningful review.

3.	Report to Board. The Committee shall report regularly to the entire Board on their decisions or recommendations, and shall submit to the Board the minutes of its meetings, unless there are legal or regulatory restrictions on its ability to do so (such as a restriction on disclosure due to regulatory requirements). Subject to the foregoing, the Committee shall in particular report to the Board on matters set out below, identifying any matters in respect of which it considers that action or improvement is needed and making recommendations as to the steps to be taken. The Committee shall consider other topics as defined by the Board.

4.	Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the entire Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board.

Authority and Duties

Independent Auditor’s Qualifications and Independence

1.	The Committee shall be directly responsible for making recommendation to the Board on the appointment, reappointment, retention, evaluation, oversight and termination of the work of the independent auditor employed by the Company (including resolution of disagreements between management and the independent auditor regarding reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and to approve the remuneration and terms of engagement of that auditor, and any questions of resignation or dismissal of that auditor. The independent auditor shall report directly to the Committee, which shall be responsible for:

(i)	signing the independent auditor’s engagement letter for all services or at least reviewing and pre-approving it before management signs it;

(ii)	discussing with the independent auditor the scope of their work, key risks areas, how the audit plan responds to the risk of financial statement misstatement, and approving modifications to the annual audit plan;

(iii)	discussing the use of any other auditing firm in performing work related to the audit (subsidiaries) and understanding the rationale behind such decisions;

(iv)	receiving and reviewing all required communications from the independent auditor; and

(v)	holding regular private meetings with the independent auditor and establishing a protocol to ensure it is notified, directly and on a timely basis, of major issues.

2.	The Committee shall have the sole authority to preapprove any non-audit services to be provided by the independent auditor. The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services procured by the independent auditor. The Committee shall ensure that the provision by an external auditor of non-audit services does not impair the external auditor’s independence or objectivity. When assessing the external auditor’s independence or objectivity in relation to the provision of non-audit services, the Committee shall consider:

(i)	whether the skills and experience of the audit firm make it a suitable supplier of the non-audit services;

(ii)	whether there are safeguards in place to ensure that there is no threat to objectivity and independence in the conduct of the audit resulting from the provision of such services by the external auditor;

(iii)	the nature of the non-audit services, the related fee levels and the fee levels individually and in aggregate relative to the audit firm; and

(iv)	the criteria which govern the compensation of the individuals performing the audit.

For this purpose, external auditor shall include any entity that is under common control, ownership or management with the audit firm or any entity that a reasonable and informed third party having knowledge of all relevant information would reasonably conclude as part of the audit firm nationally or internationally.

3.	The Committee shall obtain and review with the lead audit partner and a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor’s internal quality- control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor’s independence) all relationships between the independent auditor and the Company. The Committee shall, in addition to assuring the regular rotation of the lead and concurring audit partners, consider whether there should be regular rotation of the audit firm or other members of the independent auditor team.

4.	The Committee shall review the experience, qualifications and performance of the senior members of the independent auditor team and to review and monitor the independent auditor’s independence and objectivity and the effectiveness of the audit process in accordance with the applicable standard. The Committee shall discuss with the independent auditor the nature and scope of the audit and reporting obligations before the annual audit commences. The Committee shall act as the key representative body for overseeing the Company’s relation with independent auditor. Without limiting the foregoing, the Committee shall establish the following procedure to review and monitor the independence of external auditors:

(i)	consider all relationships between the Company and the audit firm (including the provision of non-audit services);

(ii)	seek from the audit firm, on an annual basis, information about policies and processes for maintaining independence and monitoring compliance with relevant requirements, including current requirements regarding rotation of audit partners and staff; and

(iii)	meet with the auditor, at least annually, in the absence of management, to discuss matters relating to its audit fees, any issues arising from the audit and any other matters the auditor may wish to raise.

5.	The Committee shall preapprove the hiring of any employee or former employee of the independent auditor who was a member of the Company’s audit team during the preceding three fiscal years. In addition, the Committee shall preapprove the hiring of any employee or former employee of the independent auditor (within the preceding three fiscal years) for senior positions within the Company, regardless of whether that person was a member of the Company’s audit team.

Financial Statements and Related Disclosure

6.	The Committee shall review the annual audited financial statements and any interim or quarterly financial statements or results with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” before the filing of the Company’s reports with the Securities and Exchange Commission and any other regulatory authority. The Committee shall also monitor integrity of financial statements of the Company and the Company’s annual report and accounts, half-year report, quarterly reports and to review significant financial reporting judgments contained in them. In this regard, in reviewing the Company’s annual report and accounts, half-year report and quarterly reports before submission to the Board, the Committee should focus particularly on:

(i)	any changes in accounting policies and practices;

(ii)	the process management uses to compile and consolidate the financial statements;

(iii)	major judgmental areas;

(iv)	significant adjustments resulting from audit;

(v)	the going concern assumptions and any qualifications;

(vi)	significant changes in financial statements from prior years and from budget, and is provided with sufficient reliable supporting evidence;

(vii)	compliance with accounting standards; and

(viii)	compliance with applicable listing rules and other legal requirements in relation to financial reporting.

In regard to the above, members of the Committee must liaise with the Company’s Board, senior management and the person appointed as the Company’s qualified accountant and the Committee must meet, at least once a year, with the Company’s auditors. The Committee should also consider any significant or unusual items that are, or may need to be reflected in such reports and accounts and must give due consideration to any matters that have been raised by the Company’s qualified accountant, compliance officer or auditors.

7.	The Committee shall review with management earnings press releases before they are issued. The Committee shall review generally with management the nature of the financial information and earnings guidance provided to analysts and rating agencies.

8.	The Committee shall review with the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements and the auditor’s judgment about the quality of the Company’s accounting policies; management judgments and accounting estimates, audit judgments; (b) all alternative treatments of financial information within U.S. GAAP or any other applicable accounting standards that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences, reports on observations and recommendations on internal control, engagement letters, independence letters; any disagreements with management; consultation with other accountants; major issues discussed with management prior to retention; difficulties encountered in performing the audit; (d) potential effect on the financial statements of any significant risks and exposures, material uncertainties, specifically going concern issues; (e) deficiencies in internal control; fraud and illegal acts; other information in documents containing audited financial information – the auditor’s responsibility and any procedures performed and the results. In addition, the Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

The Committee shall meet privately with the Company’s independent outside auditor each year to discuss the Company’s accounting methods, practices, and internal controls, and will make specific findings with respect to the reporting of resources and reserves.

The Committee, with the Company’s CFO and independent outside auditor, shall formally review the Company’s accounting policies and the adequacy of its internal controls over financial reporting on an annual basis. This review shall take account of the following matters:

i.	Any recent changes to relevant accounting standards, guidance, or internal controls;
ii.	Whether the Company should make any changes to its internal controls relating to accounting methods or financial reporting in general, and to the reporting of resources and reserves in particular.

The Committee shall meet each year with the Company’s CFO and independent outside auditor to review the GAAP disclosure process used to prepare and review draft financial statements, in order to ensure their accuracy, completeness, and consistency. At a minimum, these meetings shall address:

i.	The adequacy of the Company’s disclosures relating to its accounting methods and to its resources and reserves;
ii.	The adequacy of the Company’s processes relating to the same.

9.	The Committee shall review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the Company’s disclosure controls and procedures. The Committee shall also review the Company’s financial controls.

10.	The Committee shall review with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company’s financial statements.

Performance of the Internal Audit Function and Independent Auditors

11.	The Committee shall review with management, the internal auditor and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function’s organization, responsibilities, plans, modifications to annual plan, results, budget and staffing. In addition, management shall consult with the Committee on the appointment, replacement, reassignment or dismissal of the principal internal auditor. The Committee shall ensure co-ordination between the internal and external auditors, and to ensure that the internal audit function is adequately resourced and has appropriate standing within the Company, and to review and monitor the effectiveness of the internal audit function. The Committee shall focus particularly on:

(i)	ensuring direct access to internal audit and establishing a protocol with the internal audit to ensure it is notified, directly and on a timely basis, of major issues found;

(ii)	understanding and approving of the extent to which the internal audit function is outsourced;

(iii)	holding regular private meetings with the head of internal audit, and obtaining their views on management’s involvement in the financial reporting process and, in particular, the ability of management to override information processed by the Company’s financial reporting system;

(iv)	receiving and reviewing periodic update of internal audit’s results and significant findings.

Internal Control

12.	The Committee shall review with management, the internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company’s internal controls and any significant deficiencies or material weaknesses in the design or operation of internal controls. The Committee shall discuss with the management the system of internal control and ensure that management has discharged its duty to have an effective internal control system. The Committee shall focus particularly on:

(i)	understanding the current high risk areas and how management addresses those areas;

(ii)	being informed periodically of the process management follows for the certifications required under applicable US rules;

(iii)	meeting regularly with internal audit and discussing internal control deficiencies discovered during the course of its work, its recommendations for addressing the deficiencies, and management’s response;

(iv)	monitoring the status of management’s corrective action; and

(v)	determining whether it is satisfied that management has established appropriate controls and ensuring their ongoing operations.

13.	The Committee shall review the Company’s policies with respect to risk assessment and risk management and the group’s financial and accounting policies and practices.

14.	The Committee shall consider any findings of major investigations of internal control matters as delegated by the Board or on its own initiative and management’s response;

15.	The Committee shall review the external auditor’s management letter, any material queries raised by the auditor to management in respect of the accounting records, financial accounts or systems of control and management’s response and to ensure that the Board will provide a timely response to the issues raised in the external auditor’s management letter.

Compliance with Legal and Regulatory Requirements

16.	The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

17.	The Committee shall review with the internal or external counsel as the Committee considers appropriate, the adequacy and effectiveness of the Company’s procedures to ensure compliance with its legal and regulatory responsibilities. The Committee shall also review the legal and compliance function’s organization, responsibilities, plans, results, budget and staffing.

18.	The Committee shall review arrangements by which employees of the Company may, in confidence, raise concerns about possible improprieties in financial reporting, internal control or other matters. The Committee shall ensure that proper arrangements are in place for the fair and independent investigation of such matters and for appropriate follow-up action.

19	The Committee shall obtain reports from management, the internal auditor and the independent auditor regarding compliance with all applicable legal and regulatory requirements, including the Foreign Corrupt Practices Act. The Committee shall focus particularly on:

(i)	understanding and periodically updating its understanding of the major legal and compliance risks facing the Company, and how management addresses those risks;

(ii)	receiving and reviewing reports summarizing major findings of regulatory reviews, and considering the impact the findings have on the financial statements;

(iii)	meeting periodically with the Compliance Officer, any internal or external counsel as the Committee considers appropriate, to discuss the results of any regulatory reviews; and

(iv)	discussing with management, internal auditors and external auditors the nature and significance of any fraud involving senior management, any fraud causing a material misstatement of the financial statements, and any fraud that involves management or other employees who have a significant role in internal controls. The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel. The Committee may retain counsel, auditors or other advisors, in its sole discretion.

Regulation S-K

20. The Committee shall be responsible for preparing the disclosure required by Item 407(d)(3)(i) of Regulation S-K.

Complaints

21. The Committee must establish procedures for:

(i)	The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

(ii)	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Funding

22. The Company must provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the board of directors, for payment of:

(i)	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listing issuer;

(ii)	Compensation to any advisers employed by the Committee as it deems necessary to carry out its duties.

Clarification of Audit Committee’s Role

The Committee’s responsibility is one of oversight. It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.